Prepaid Expenses and Other Current Assets, Net	12 Months Ended
Mar. 31, 2025
Prepaid Expenses and Other Current Assets, Net [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

NOTE 4 — PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

	As of March 31,
	2024	2025
	RMB	RMB
Advance to suppliers	433,363	467,429
Receivables from supply chain service provider	6,114	6,042
Other receivables	18,532	25,781
Allowance for credit losses	(355)	(453,717)
Prepaid expenses and other current assets, net	457,654	45,535

The Company entered several agreements with four suppliers in China in March 2024 for purchase of raw materials. The goods will be delivered to the Company by October 31, 2024 and November 31, 2024 according to these agreements. Prepayment were made to the suppliers in the total amount of RMB350 million. The prepayment was recorded as ‘Prepaid expenses and other current assets, net in the consolidated balance sheet as of March 31, 2024. On March 31, 2025, the Company fully provided for bad debts on this advance payment. Regarding the raw materials continuing to be purchased from one of the above supplier, Hangzhou Lanya Trading Company Limited in fiscal year 2025, impairment allowance has also been recognized for the prepayment based on aging categories.

As of March 31, 2024, other receivables consisted of deposits for leased equipment and cash advance to employees amounted to RMB2 million and RMB3.8 million. As of March 31, 2025, other receivables consisted of deposits for leased equipment and cash advance to employees amounted to RMB1.8 million and RMB3.2 million.

As of March 31, 2024 and 2025, the allowance for credit losses on advance to suppliers of RMB0.4 million and RMB453.7 million were primarily consist of unrecoverable prepayment related to cancellation of abundant purchase orders caused by termination of cooperation with certain OEM/ODM customers and VAT recoverable from certain supply chain companies.